                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported) April 15, 2002
                                                          --------------


                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                     Identification Number
1-8788                    SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100 (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

1-4698                    NEVADA POWER COMPANY                                       88-0045330
                          6226 West Sahara Avenue
                          Las Vegas, Nevada 89146
                          (702) 367-5000

                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5. Other Events
--------------------

        On April 15, 2002, Nevada Power Company (the "Company") filed a
Petition for Reconsideration of Certain Findings (the "Petition") with the Public Utilities Commission of Nevada ("PUCN"), seeking reconsideration of the recent decisions of the PUCN with respect to the Company's general rate case, PUCN Docket No. 01-10001, and the Company's application for approval of new revised depreciation rates, PUCN Docket No. 01-10002. In the Petition, the Company raised six issues for reconsideration: the treatment of revenues related to SO2 Allowances, in particular the calculation of the annual amortization amount, which appears to be in error; the adjustment for "excess" capital investment related to common facilities at the Harry Allen generating station; the rejection of adjustments to accumulated depreciation reserves related to the establishment of revised depreciation rates for transmission, distribution and common facilities; the delay in allowing the Company to recover its merger costs without the benefit of carrying charges; the finding that the Company has no need for and is entitled to zero funds cash working capital; and the establishment of a 10.1 percent return on equity.

        At this time, the Company cannot predict how long it will take for the Petition to be heard or the outcome of the proceeding. A copy of the Company's April 15, 2002 filing is attached hereto as Exhibit 99.1.

        The undersigned registrants hereby clarify their Current Reports on Form 8-K, dated April 11, 2002, filed on April 15, 2002, regarding the Company's lawsuit against the PUCN with respect to the PUCN's decision on the Company's deferred energy rate case. The lawsuit was filed in the First Judicial District Court of the State of Nevada in and for Carson City, and not in Federal District Court as was inadvertently stated in the prior Current Reports on Form 8-K.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(a)     Financial Statements of Businesses Acquired
        -------------------------------------------
        Not required

(b)     Pro forma financial information
        -------------------------------
        Not required

(c)     Exhibits
        --------
        Nevada Power Company
        99.1 - Nevada Power Company Petition for Reconsideration of Certain Findings In re Application of Nevada Power Company for Authority to Increase Its Annual Revenue Requirement for General Rates Charges to All Classes of Electric Customers and for Relief Properly Related Thereto, PUCN Docket No. 01-10001, and In re Application of Nevada Power Company for Approval of New Revised Depreciation Rates, PUCN Docket No. 01-10002, Before the Public Utilities Commission of Nevada.

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.



                                      Sierra Pacific Resources
                                      ------------------------
                                      (Registrant)


Date:  April 16, 2002                 By: /s/ William E. Peterson
                                          -----------------------
                                          William E. Peterson
                                          Senior Vice President, General Counsel
                                           and Corporate Secretary


                                      Nevada Power Company
                                      --------------------
                                      (Registrant)


Date:  April 16, 2002                 By: /s/ William E. Peterson
                                          -----------------------
                                          William E. Peterson
                                          Senior Vice President, General Counsel
                                           and Corporate Secretary

                                  Exhibit Index
                                  -------------

Nevada Power Company

Exhibit 99.1 - Nevada Power Company Petition for Reconsideration of Certain Findings In re Application of Nevada Power Company for Authority to Increase Its Annual Revenue Requirement for General Rates Charges to All Classes of Electric Customers and for Relief Properly Related Thereto, PUCN Docket No. 01-10001, and In re Application of Nevada Power Company for Approval of New Revised Depreciation Rates, PUCN Docket No. 01-10002, Before the Public Utilities Commission of Nevada.